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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 25, 2005.


                             BLUE RIDGE ENERGY, INC.
             (Exact name of registrant as specified in its chapter)


           Nevada                        0-277443              61-1306702
           ------                        --------              ----------
 (State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)                 File Number)       Identification No.)


                  10777 Westheimer Rd., Suite 170             77042
                          Houston, Texas                      -----
                          --------------
             (Address of principal executive offices)       (Zip Code)




Registrant's telephone number, including area code   (832) 358-3900
                                                     --------------


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On April 25, 2005, Mr. Patrick A. Kelleher resigned as President, CEO and a Director of Blue Ridge Energy, Inc (the "Company") without having any disagreement with the Company on any matter relating to the Company's operations, policies or practices. On the same day, Mr. Kelleher was appointed as Vice President of Geology.

In addition on April 25, 2005, Mr. Morris Hewitt was appointed as the new President and CEO of the Company.

Mr. Hewitt has over 25 years experience in the oil and gas industry covering all facets of exploration and production. Mr. Hewitt was most recently employed by Halliburton Energy Services Company in various management roles most recently as the Account Leader for Independent Accounts in Houston, Texas. Mr. Hewitt has formed and been involved in multiple oil and gas companies and has dealt extensively with the financial community in stock, bond and other types of financial transactions on behalf of himself and as a consultant to other oil and gas companies.

Mr. Hewitt holds a BBA Degree from Southwest Texas State University, San Marcos, Texas.

Mr. Hewitt is not a director or officer of any other reporting issuer.


ITEM 8.01  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.


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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS



Exhibit No.          Description
-----------          -----------

Exhibit 99.1 Press Release dated May 4, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 4, 2005

                                          BLUE RIDGE ENERGY, INC.


                                          By:  /s/ Greg Shea
                                          -----------------------
                                          Name: Gregory B. Shea
                                          Title: Senior VP - Operations and
                                                 Director



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                                  EXHIBIT INDEX


Number               Exhibit                          Sequential Page Number
------               -------                          ----------------------
Exhibit 99.1      Press Release dated May 4, 2005.               6